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                                    GUARANTY
                                    --------

     THIS GUARANTY (this "GUARANTY") is executed as of July 31, 2000, by the undersigned ("GUARANTOR," whose address is set forth on the signature page to this Guaranty, for the benefit of Alamosa Operations, Inc. ("LENDER"), whose address is set forth on the signature page to this Guaranty.

                                 R E C I T A L S

     A. Washington Oregon Wireless, LLC and Lender have entered into a Loan Agreement dated as of July 31, 2000 (as amended, modified, supplemented, or restated from time to time, the "LOAN AGREEMENT").

     B. This Guaranty is integral to the transactions contemplated by the Loan Agreement, and the execution and delivery hereof is a condition precedent to the making of advances and other extensions of credit under the Loan Agreement.

     ACCORDINGLY, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor, agrees, for the benefit of Lender, as follows:

1.   DEFINITIONS

     1.1 LOAN AGREEMENT DEFINITIONS. Unless otherwise defined herein, or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Loan Agreement.

     1.2 CERTAIN TERMS. The following terms when used in this Agreement, including its preamble and recitals, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     BORROWER means Washington Oregon Wireless, LLC, an Oregon limited liability company.

     GUARANTEED DEBT means all indebtedness, obligations, and liabilities of Borrower to Lender arising under the Loan Agreement and the related Note.

2. GUARANTY. Guarantor hereby irrevocably, unconditionally, and absolutely guarantees in favor of Lender and its assigns the prompt payment when due of the Guaranteed Debt if the Parent Merger is not consummated, provided, however, that Guarantor's obligation to make payments to Lender hereunder shall be limited to an amount equal to Guarantor's Pro Rata Portion (defined below) of the Guaranteed Debt. As used herein, the term "PRO RATA PORTION" means a percentage equal to the proportion that (a) Guarantor's total Capital Contribution Commitment (defined below) bears to (b) the aggregate Capital Contribution Commitments of all Members that have executed and delivered to Lender a Guaranty in the form of EXHIBIT B to the Loan Agreement and all other Loan Documents applicable to each such Member. As used herein, "CAPITAL CONTRIBUTION COMMITMENT" means the amount (as set forth on SCHEDULE 6 to the Loan Agreement) of obligations of each Member of Borrower to make capital contributions to Borrower during the calendar year 2000. This is an unconditional guaranty of payment, and not a guaranty of collection, and

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Lender may enforce Guarantor's obligations hereunder without first suing, or enforcing its rights or remedies against, Borrower or any other obligor, or enforcing or collecting any present or future collateral security for any of the Guaranteed Debt. Lender may not enforce Guarantor's obligations to make payments hereunder before October 1, 2000.

3. CONSIDERATION. Guarantor represents and warrants that it has received or will receive direct or indirect benefit from the making of this Guaranty and the creation of the Guaranteed Debt, that Guarantor is familiar with the financial condition of Borrower and the value of any collateral security, if any, for the Guaranteed Debt and that Lender has made no representations to Guarantor in order to induce Guarantor to execute this Guaranty.

3.   WAIVERS. Guarantor hereby waives notice of (a) acceptance of this Guaranty,
(b) the extension of credit by Lender to Borrower, (c) the occurrence of any breach or default by Borrower in respect of the Guaranteed Debt, (d) the sale or foreclosure on any collateral for any of the Guaranteed Debt, (e) the transfer of all or any part of the Guaranteed Debt to any third party and (f) all other notices including, but not limited to, notice of presentment, protest, notice of protest, notice of non-payment, notice of intent to accelerate and notice of acceleration with respect to all or any part of the Guaranteed Debt. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the state of Texas, including , but not limited to, any rights pursuant to Rule 31, Texas Rules of Civil Procedure, Articles 1986 and 1987, Revised Civil Statutes of Texas and Chapter 34 of the Texas Business and Commerce Code.

4. NO RELEASE. Guarantor hereby consents and agrees to, and acknowledges that its obligations hereunder shall not be released or discharged by, the following:
(a) the renewal, extension, modification, or alteration of any Loan Document, the Guaranteed Debt, or any related document or instrument; (b) any forbearance or compromise granted to Borrower by Lender; (c) the insolvency, bankruptcy, liquidation, or dissolution of Borrower or any other obligor (it is specifically agreed, without limitation, that the filing of any bankruptcy or similar proceeding by or against Borrower or any other obligor with respect to any of the Guaranteed Debt shall not affect the obligations of Guarantor under this Guaranty or the rights of Lender under this Guaranty, including, but not limited to, the right or ability of Lender to pursue or institute suit against Guarantor for the entire Guaranteed Debt; (d) the invalidity, illegality, or unenforceability of all or any part of the Guaranteed Debt against Borrower or any other obligor; (e) the full or partial release of Borrower or any other obligor; (f) the release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including, but not limited to, negligent, willful, unreasonable, or unjustifiable impairment) of any collateral for any of the Guaranteed Debt; (g) the failure of Lender to properly obtain, perfect, or preserve any security interest or lien in any such collateral; (h) the failure of Lender to exercise diligence, commercial reasonableness, or reasonable care in the preservation, enforcement or sale of any such collateral (including, but not limited to, the failure to conduct any foreclosure or other remedy fairly or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act); and (i) any other act or omission of Lender or Borrower which would otherwise constitute or create a legal or equitable defense in favor of Guarantor or increase the likelihood or risk that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof.

5. SUBROGATION AND CONTRIBUTION. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor waives all rights of subrogation, reimbursement, indemnification, contribution, and all other claims against Borrower and every other party which is or shall ever be in any way obligated on the

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Guaranteed Debt which Guarantor may ever have as a result of payment of any of the Guaranteed Debt, as well as all incidental rights and benefits in favor of Guarantor in connection with payment of any of the Guaranteed Debt.

6. SUBORDINATION. After default in the payment of any of the Guaranteed Debt, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other obligor, any payments on any debts and liabilities of Borrower, or any distributions with respect to any ownership interest in Borrower, to Guarantor, or any of them, whether now existing or hereafter arising and whether direct, indirect, several, joint and several, or otherwise, and howsoever evidenced or created (collectively, the "GUARANTOR CLAIMS"), which, together with all liens, security interests, and all other encumbrances or charges on assets securing the payment of all or any portion of the Guarantor Claims, are hereby subordinated to, and are, and shall remain inferior and subordinate to the Guaranteed Debt and all liens, security interests, and all other encumbrances or charges on assets securing all or any portion of the Guaranteed Debt.

7. APPLICATION OF OTHER PAYMENTS. If Borrower is or shall hereafter be liable to Lender for any obligation, indebtedness, or liability other than the Guaranteed Debt, and Lender should collect or receive any payments, funds, or distributions which are not specifically required, by law or agreement, to be applied to the Guaranteed Debt, then Lender may, in its sole discretion, apply such payments, funds, or distributions to indebtedness of Borrower other than the Guaranteed Debt.

8. INSOLVENCY OF GUARANTOR. The liability of Guarantor hereunder shall, at the option of Lender, without notice, become immediately fixed and enforceable for the full amount thereof, whether then due or not due, as though all of the Guaranteed Debt had become past due if (i) Guarantor defaults in the due performance of any term, covenant, or agreement contained in this Guaranty, in the other Loan Documents, or otherwise in favor of Lender, or (ii) Guarantor makes an assignment for the benefit of its creditors or a composition with creditors, is unable or admits in writing its inability to pay, or generally fails to pay, its debts as they mature, files a petition commencing a voluntary case concerning Guarantor under any chapter of Title 11 of the United States Code entitled "Bankruptcy"; or an involuntary case is commenced against Guarantor under any such chapter and relief is ordered against it or the petition is controverted but is not dismissed within 60 days after the commencement of such case.

9. BREACH BY GUARANTOR. If Guarantor breaches or fails to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this PARAGRAPH 9 shall survive the payment of the Guaranteed Debt.

10. ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties, or obligations hereunder.

11. LOAN DOCUMENTS. This Guaranty is a Loan Document and is subject to the applicable provisions of the Loan Agreement, all of which are incorporated into this Guaranty by reference the same as if set forth in this Guaranty.


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12.  TERMINATION. This Guaranty shall terminate and be of no further force or effect on the Merger Date.

13. MISCELLANEOUS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Guaranty is given in addition to, and not in lieu of, any guaranty previously given to Lender by Guarantor, and in no way impairs or limits Lender's other rights and remedies against Guarantor. This Guaranty may be amended only by a written instrument executed by Guarantor and Lender. The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. For purposes of litigation pertaining to this Guaranty, Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of state and federal courts located in the State of Texas.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.








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     EXECUTED as of the date first stated in this Guaranty.

Address:
1145 West Broadway Plaza                      GUARANTOR: HENDERSON BAY, LLC
Suite 1500
Tacoma Financial Center
Tacoma, Washington 98402
Attention: Tom Gorman                         By: /s/ William T. Weyerhaeuser
                                                  ------------------------------
                                                  Name:  William T. Weyerhaeuser
                                                  Title:  Sole Managing Member








                                    GUARANTY
                                 SIGNATURE PAGE